EXHIBIT 10.32


                                                    Exhibit AA to
                                          Participation Agreement




              AMENDED AND RESTATED TRUST AGREEMENT

                  dated as of December 18, 1996

                             between

              GENERAL ELECTRIC CAPITAL CORPORATION,

                      as Owner Participant

                               and

                      FLEET NATIONAL BANK,

                        as Owner Trustee






          230 MW Natural Gas-Fired Qualifying
          Cogeneration Facility located in Brandywine,
          Maryland



              AMENDED AND RESTATED TRUST AGREEMENT

          This AMENDED AND RESTATED TRUST AGREEMENT, dated as of
December 18, 1996 between GENERAL ELECTRIC CAPITAL CORPORATION, a
New York corporation (the "Owner Participant" or "GE Capital") and FLEET NATIONAL BANK (formerly known as Shawmut Bank
Connecticut, National Association), a national banking association (the "Owner Trustee").


                     W I T N E S S E T H :

          WHEREAS, the Owner Participant formed the Trust created by the Trust Agreement dated as of March 30, 1995 (the "Original Trust Agreement") for the purpose of, among other things as of the date hereof, (a) leasing the Site from the Partnership pursuant to the Site Lease and subleasing the Site back to the Partnership pursuant to the Site Sublease and (b) purchasing the Facility from the Partnership and leasing the Facility back to the Partnership pursuant to the Facility Lease, and otherwise carrying out certain transactions contemplated by the Transaction Documents;

          WHEREAS, the Owner Participant desires to (a) finance a portion of the purchase price of the Facility by causing the issuance and sale of Loan Certificates by the Owner Trustee to the Holders pursuant to a Trust Indenture and Security dated as of the date hereof (the "Indenture") by the Owner Trustee in favor of the Indenture Trustee; and (b) secure such Loan Certificates pursuant to the Indenture;

          WHEREAS, in connection with the transactions contemplated by the foregoing, (a) the Owner Participant, the Owner Trustee, the Partnership, the General Partner, the Indenture Trustee, the Administrative Agent, the Security Agent and the Loan Participants are entering into the Participation Agreement, dated as of the date hereof (the "Participation Agreement"), to set forth their respective rights and obligations with respect thereto and (b) the Owner Participant and the Owner Trustee are entering into this Amended and Restated Trust Agreement to amend and restate the Original Trust Agreement; and

          WHEREAS, Fleet National Bank is willing to continue to act as trustee hereunder.

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for such other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree to amend and restate the Original Trust Agreement as follows:


                            ARTICLE I

                           Definitions

          SECTION 1.1. Certain Definitions. For all purposes of this Agreement, the following terms shall have the following meanings:

          "Agreement" shall mean this Trust Agreement, as the same may be supplemented, amended or otherwise modified from time to time in accordance with the terms of this Agreement.

          "Expenses" shall have the meaning set forth in
     Section 7.1 of this Agreement.

          "Facility Lease" or "Lease" shall mean the Facility Lease, dated as of the Lease Closing Date, to be entered into between the Lessee and the Owner Trustee, as the same may be supplemented, amended or modified from time to time in accordance with the terms thereof and of the other Transaction Documents.

          "Lessee" shall mean Panda-Brandywine, L.P. and its successors and, to the extent permitted by the Lease, its assigns thereunder.

          "Owner Participant" shall mean General Electric Capital Corporation, a New York corporation, and each other person or persons that may from time to time become a party to this Agreement pursuant to the terms of Section 11.9 hereof, and their respective successors and assigns.

          "Owner Trustee" shall mean Fleet National Bank, as trustee hereunder, and any successor trustee hereunder.

          "Trust Estate" shall have the meaning therefor set forth in Section 2.1 of this Agreement.

          SECTION 1.2. Terms Defined Elsewhere. All capitalized terms used but not defined in this Agreement shall have the meanings specified in Annex A to the Participation Agreement.


                           ARTICLE II

       Authority to Execute and Perform Various Documents;
              Declaration of Trust by Owner Trustee

          SECTION 2.1. Authority To Execute and Perform Various Documents. The Owner Participant hereby authorizes and directs the Owner Trustee, and the Owner Trustee hereby agrees for the benefit of the Owner Participant: (a) to execute and deliver the Facility Lease, the Site Lease, the Site Sublease, the Security Deposit Agreement, the Participation Agreement, the Indenture, the Interest Hedging Agreement, the Bill of Sale and the Present Assignment, (b) to issue and deliver the Loan Certificates to the Holders pursuant to the Indenture and (c) subject to the terms and conditions of this Agreement, to execute and deliver all such further instruments, certificates and documents, and take such other actions, as may be contemplated by, and to exercise all of the rights and perform all of the duties and obligations to be exercised or performed by the Owner Trustee under the Transaction Documents and the other instruments as set forth therein. The Owner Trustee further agrees to take such other actions and to execute, deliver and perform such other agreements, instruments, documents and certificates as the Owner Participant may from time to time authorize and direct to give effect to the foregoing.
All of the estate, right, title and interest of the Owner Trustee in and to the Facility, the Transaction Documents and other property of the Owner Trustee held pursuant to this Agreement, including, without limitation, all Basic Rent, Supplemental Rent, all other sums of any nature whatsoever to be paid or received by the Owner Trustee under the Facility Lease, the Site Lease, the Site Sublease or under any other Transaction Document, all of the right, title and interest of the Owner Trustee under the Collateral Security Documents and all of the property rights and interests granted to the Owner Trustee pursuant to the Site Lease, are hereinafter referred to as the "Trust Estate."

          SECTION 2.2. Declaration of Trust by Owner Trustee. The Owner Trustee hereby declares that it will hold all its estate, right, title and interest in and to the properties which are part of the Trust Estate upon the trusts set forth herein and for the use and benefit of the Owner Participant subject, however, to the lien and security interest in the Trust Estate granted to the Indenture Trustee for the benefit of the Holders as provided in the Indenture so long as the Lien under the Indenture has not been discharged.


                           ARTICLE III

                            Payments

          SECTION 3.1. Payments from Trust Estate Only. All payments to be made by the Owner Trustee under this Agreement shall be made solely from the income of and the proceeds from the Trust Estate and only to the extent that the Owner Trustee shall have received income or proceeds from the Trust Estate, except as specifically provided in Section 6.1 hereof. The Owner Participant agrees that it shall look solely to the income of and proceeds from the Trust Estate to the extent available for distribution to the Owner Participant as herein provided and that, except as specifically provided herein, the Owner Trustee shall not be liable in its individual capacity to the Owner Participant for any amounts payable under this Agreement or subject to any liability in its individual capacity under this Agreement.

          SECTION 3.2. Method of Payment. In the case of distributions that are to be made by the Owner Trustee to the Owner Participant pursuant to this Agreement, such distributions shall be paid by the Owner Trustee to the Owner Participant in accordance with the terms of the Security Deposit Agreement, or by otherwise crediting the amount to be distributed to the Owner Participant to an account maintained by the Owner Participant or such nominee with the Owner Trustee, in immediately available funds, or by transferring such amount in immediately available funds to a banking institution with bank wire transfer facilities for the account of the Owner Participant or such nominee, as instructed from time to time by the Owner Participant. The Owner Trustee shall make distributions to the Indenture Trustee and the Interest Hedging Counterparty by paying the amount to be distributed to the Indenture Trustee in accordance with the Indenture and the Security Deposit Agreement.


                           ARTICLE IV

                          Distributions

          SECTION 4.1. Distribution of Payments. The Owner Participant and the Owner Trustee acknowledge that the Facility Lease is security for the Loan Certificates pursuant to the Indenture and that, so long as the Lien of the Indenture has not been discharged, all moneys payable by the Lessee to the Owner Trustee thereunder (other than Excepted Payments) are subject to priority application in favor of the Indenture Trustee, pursuant to the terms of the Indenture and the Security Deposit Agreement. If, pursuant to the provisions of the Security Deposit Agreement and the Indenture, the Owner Trustee receives any payments and amounts with respect to the Trust Estate, such amounts shall be distributed forthwith upon receipt in the following order of priority: first, so much of such payment or amount as shall be required to reimburse the Owner Trustee for any fees or Expenses not reimbursed by the Owner Participant or the Lessee as to which the Owner Trustee is entitled to be reimbursed hereunder shall be retained by the Owner Trustee; and, second, the balance, if any, of such payment or amount remaining thereafter shall be distributed to the Owner Participant, provided that all amounts constituting Excepted Payments shall be paid directly to the Person entitled thereto. In the event that any amounts are received by the Owner Trustee directly from the Lessee (other than Excepted Payments) while the Indenture is in force, the Owner Trustee shall forthwith upon receipt transfer such amounts to the Security Agent for application in accordance with the terms of the Security Deposit Agreement.

          SECTION 4.2. Distribution of Trust Estate. Whenever the terms of this Agreement shall require the Owner Trustee to distribute or transfer the entire Trust Estate to any Person, the Owner Trustee shall be entitled to retain such moneys as shall then be held by the Owner Trustee as a part of the Trust Estate and as shall be required to reimburse the Owner Trustee for any fees or Expenses not reimbursed by the Owner Participant or the Lessee as to which the Owner Trustee is entitled to be paid or reimbursed hereunder.


                            ARTICLE V

                   Duties of the Owner Trustee

          SECTION 5.1. Notice of Event of Default. In the event the Owner Trustee shall have knowledge of a default under any Transaction Document or an Event of Loss or an Event of Regulation, the Owner Trustee shall give prompt (but in no case later than two Business Days) telex, telefax, telephonic or telegraphic notice of such occurrence to the Owner Participant followed by prompt written confirmation thereof to the Owner Participant and the Indenture Trustee. Subject to the terms of
Section 5.3 hereof, the Owner Trustee shall take or refrain from taking such action with respect to such default, not inconsistent with the provisions of the Transaction Documents, as the Owner Trustee shall be instructed in writing by the Owner Participant. If the Owner Trustee shall not have received such written instructions from the Owner Participant within 20 days after mailing notice of such default to the Owner Participant, the Owner Trustee may, subject to instructions received pursuant to the preceding sentence, take or refrain from taking such action, but shall be under no duty to, and shall have no liability (except in the event of its own willful misconduct or gross negligence) for its failure or refusal to, take or refrain from taking any action with respect to such default, not inconsistent with the provisions of the Transaction Documents, as it shall deem advisable and in the best interests of the Owner Participant. For all purposes of this Agreement, in the absence of actual knowledge of an officer in the Corporate Trust Administration Department of the Owner Trustee, the Owner Trustee shall not be deemed to have knowledge of a default unless it receives written notification thereof given by or on behalf of the Lessee, the Owner Participant or the Indenture Trustee. The Owner Trustee shall have no duty to inquire as to whether a default has occurred.

          SECTION 5.2. Action upon Instructions. Subject to the terms of Sections 5.1 and 5.3 hereof, upon the written instructions of the Owner Participant, the Owner Trustee shall take or refrain from taking such action or actions not inconsistent with the terms of the Facility Lease and the other Transaction Documents as may be specified in such instructions.

          SECTION 5.3. Indemnification. The Owner Trustee shall not be required to take or refrain from taking any action under this Agreement, the Facility Lease or the other Transaction Documents (other than the actions specified in the first sentence of Section 5.1 hereof and the last sentence of Section 5.4 hereof) unless the Owner Trustee shall have been indemnified by the Owner Participant or any other Person, in manner and form satisfactory to the Owner Trustee, against any liability, cost or expense (including reasonable attorneys' fees) that may be incurred in connection therewith, other than any liability, cost or expense resulting from the willful misconduct, bad faith or gross negligence of the Owner Trustee. If the Owner Participant shall have directed the Owner Trustee to take or refrain from taking any action under this Agreement, the Facility Lease or the other Transaction Documents, the Owner Participant agrees to furnish such indemnity as shall be satisfactory to the Owner Trustee (provided that the written undertaking of Owner Participant shall be satisfactory under this sentence) and in addition pay the reasonable compensation of the Owner Trustee for services performed or to be performed pursuant to such directive. The Owner Trustee shall not be required to take any action under
Section 5.1 or 5.2, nor shall any other provision of this Agreement be deemed to impose a duty on the Owner Trustee to take any action, if the Owner Trustee shall have been advised by counsel that such action is contrary to the terms hereof or of the Facility Lease or any of the other Transaction Documents to which the Owner Trustee is a party or is otherwise contrary to law.

          SECTION 5.4. No Duties Except as Specified in Trust Agreement or Instructions. The Owner Trustee shall not have any duty or obligation to manage, control, use, operate, sell, lease, dispose of or otherwise deal with the Facility, the Site or any interest therein or any other part of the Trust Estate, or otherwise to take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in written instructions from the Owner Participant received pursuant to Section 5.1 or 5.2 hereof, and no implied duties or obligations shall be read into this Agreement against the Owner Trustee. The Owner Trustee nevertheless shall, in its individual capacity and at its own cost and expense, and without any right of indemnity in respect of any such cost or expense under Section 7.1 of this Agreement, promptly take all actions as may be necessary to discharge any Liens on any part of the Trust Estate arising by, through or under the Owner Trustee in its individual capacity, not related or connected to its ownership interest in the Facility, its status as lessor under the Facility Lease, the administration of the Trust Estate or any other transaction contemplated by the Facility Lease or any of the Transaction documents, and shall otherwise comply with the terms of the Facility Lease and the other Lease Documents.

          SECTION 5.5. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, operate, sell, lease, dispose of or otherwise deal with the Facility, the Site or any other part of the Trust Estate except (i) in accordance with the terms of this Agreement or any other Transaction Document to which the Owner Trustee is a party,
(ii) in accordance with the powers granted to, or the authority conferred upon, the Owner Trustee pursuant to this Agreement or
(iii) in accordance with the written instructions from the Owner Participant pursuant to Section 5.1 or 5.2 hereof.

          SECTION 5.6. Absence of Duties. Except in accordance with written instructions furnished pursuant to Section 5.1 or
5.2 and except as provided in, and without limiting the generality of, Sections 5.1, 5.4 and 5.5, the Owner Trustee shall have no duty (a) to record or file any of the Transaction Documents, or any notice or financing statement with respect thereto, to maintain any such recording or filing, or to rerecord or refile any Transaction Document, (b) to obtain insurance on the Facility or to effect or maintain any such insurance, whether or not the Lessee shall be in default with respect thereto, other than to forward to the Owner Participant any notices, policies, certificates or binders furnished to the Owner Trustee by the Lessee or its insurance brokers to the extent that any of the same shall not state on its face or otherwise that it has been previously furnished directly to Owner Participant, (c) except as provided in the last sentence of Section 5.4 hereof, to pay or discharge any tax, assessment or other governmental charge or any Lien owing with respect to, or assessed or levied against, any part of the Trust Estate, (d) to confirm or verify any financial statements of the Lessee or (e) to inspect the Facility at any time or ascertain or inquire as to the performance or observance of any of the covenants of the Lessee in the Transaction Documents.


                           ARTICLE VI

                        The Owner Trustee

          SECTION 6.1.  Acceptance of Trusts and Duties.  (a)
The Owner Trustee accepts the trusts hereby created and agrees to perform the same but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate in accordance with the terms of the Security Deposit Agreement and this Agreement. The Owner Trustee shall not be answerable or accountable under any circumstances in its individual capacity, except (i) for its own willful misconduct, bad faith or gross negligence or its failure to use ordinary care to disburse funds,
(ii) for liabilities that may result from the inaccuracy of any representation or warranty of the Owner Trustee contained in the Transaction Documents or from the failure by the Owner Trustee to perform its obligations under the last sentence of Section 5.4 hereof, or (iii) for taxes, fees or other charges based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as trustee in connection with any of the transactions contemplated by the Facility Lease or the other Transaction Documents.

          (b) Whether or not expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Owner Trustee shall be subject to the provisions of Section 6.1(a) hereof.

          SECTION 6.2. Furnishing of Documents. The Owner Trustee shall furnish to the Owner Participant, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee under this Agreement or the other Transaction Documents (including, without limitation, the Power Purchase Agreement) to the extent that any of the same shall not state on its face or otherwise that it has been previously furnished directly to the Owner Participant or the Owner Trustee shall have determined that the same has already been furnished to the Owner Participant.

          SECTION 6.3.  No Representations or Warranties as
to the Facility or the Transaction Documents. THE OWNER TRUSTEE DOES NOT MAKE AND SHALL NOT BE DEEMED TO HAVE MADE (i) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, ABSENCE OF LATENT DEFECTS OR FITNESS FOR USE OF THE FACILITY OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY NATURE WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE FACILITY, except that the Owner Trustee hereby represents and warrants to the Owner Participant that the Facility shall be free of Liens that result from acts of or claims against the Owner Trustee, in its individual capacity, not related or connected to its ownership interest in the Facility, its status as lessor under the Facility Lease, the administration of the Trust Estate or any other transaction contemplated by the Facility Lease or any of the Transaction Documents, or (ii) any representation or warranty as to the validity, legality or enforceability of the Facility Lease or any of the other Transaction Documents or as to the correctness of any statement contained therein, except to the extent that any such statement is expressly made in this Agreement or is expressly made in any other Transaction Document as a representation by the Owner Trustee, in its individual capacity and except that the Owner Trustee, in its individual capacity, hereby represents and warrants to the Owner Participant that the execution, delivery and performance of this Agreement, the Facility Lease and each other Transaction Document to which it is a party have been duly authorized by all necessary corporate or other action on its part required to be taken and do not contravene the Owner Trustee's charter or by-laws or any law or contractual restriction binding on or affecting the Owner Trustee, and such agreements have been or will be executed by duly authorized officers of the Owner Trustee.

          SECTION 6.4. No Segregation of Moneys; No Interest. Except as otherwise provided herein, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon except as may be agreed to by it.

          SECTION 6.5. Reliance; Advice of Counsel. The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the Board of Directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons of generally accepted competence to be selected and retained by it (other than persons regularly employed by it), and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons appointed by it hereunder with due care and not contrary to this Agreement.

          SECTION 6.6.  Not Acting in Individual Capacity.
Except as provided in this Article VI and as otherwise expressly provided in this Agreement and elsewhere in the Transaction Documents, in accepting the trusts hereby created, the Owner Trustee acts solely as trustee hereunder and not in its individual capacity and all Persons (other than the Owner Participant to the extent provided in this Agreement) having any claim against the Owner Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof, except as specifically provided in this Article VI or except to the extent the Owner Trustee shall otherwise expressly agree in this Agreement or in any other Transaction Document.

          SECTION 6.7. Interpretation of Trust Agreement. If the Owner Trustee is uncertain as to the application of any provision of this Agreement, or such provision is ambiguous as to its application or is, or appears to be, in conflict with any other applicable provision hereof, or if this Agreement permits any determination by the Owner Trustee or is silent or incomplete as to the course of action which the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may seek instructions from the Owner Participant and shall not be liable to any Person to the extent that it acts in good faith in accordance with the instructions of the Owner Participant.

          SECTION 6.8. Exculpatory Provisions. Any and all exculpatory provisions, immunities and indemnities in favor of the Owner Trustee under this Agreement shall inure to the benefit of the Owner Trustee as a trustee and in its individual capacity under or as a party to any Transaction Document or under any other agreement referred to herein.

          SECTION 6.9.  Fees; Compensation.  Except as provided
in Section 5.3 or 7.1 hereof, the Owner Trustee agrees that it shall have no right against the Owner Participant for any fee as compensation for its services hereunder.


                           ARTICLE VII

      Indemnification of Owner Trustee by Owner Participant

          SECTION 7.1. Owner Participant to Indemnify Owner Trustee. The Owner Participant agrees to pay (or reimburse the Owner Trustee, in its individual capacity, for) all reasonable fees (including its ongoing administrative fees) and expenses of the Owner Trustee, in its individual capacity, hereunder, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee, in its individual capacity, may employ in connection with the exercise and performance of its rights and duties hereunder, under the Facility Lease or any other Transaction Document. The Owner Participant agrees to assume liability for, and to indemnify the Owner Trustee, in its individual capacity, against and from, any and all liabilities, obligations, losses, damages, taxes, claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may be imposed on, incurred by or asserted at any time against the Owner Trustee, in its individual capacity, (whether or not indemnified against by other parties) in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of the Owner Trustee, in its individual capacity, hereunder, under the Facility Lease or any other Transaction Document; provided, that the Owner Participant shall not be required to indemnify the Owner Trustee, in its individual capacity, for Expenses arising or resulting from any of the matters described in the last sentence of Section 6.1(a) hereof; and provided further that the Owner Participant shall be required to indemnify the Owner Trustee only if and to the extent that the Owner Trustee, in its individual capacity, does not receive payment from the Lessee within a reasonable period of time after demand on the Lessee therefor. The indemnities contained in this Section 7.1 shall survive the termination of this Agreement.


                          ARTICLE VIII

                 Termination of Trust Agreement

          SECTION 8.1. Termination of Trust Agreement. This Agreement and the trusts created hereby shall terminate and the Trust Estate shall, subject to Article IV hereof, be distributed to the Owner Participant, and this Agreement shall be of no further force or effect, upon the earlier of (i) the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms of Article IV hereof, if at such time the Lessee shall have fully complied with all the terms of the Facility Lease, and (ii) 21 years less one day after the death of the last survivor of all of the past and present members of the "Rolling Stones", the world's greatest rock-and-roll band, and their legitimate descendants, in each case living on the date of this Agreement, provided that if this Trust Agreement and the trusts created hereby shall be or become valid under applicable law for a period subsequent to the 21st anniversary of the death of such last survivor, or if legislation shall become effective providing for the validity thereof for a period in gross exceeding the period hereinabove stated, then this Agreement and the trusts created hereby shall not terminate as aforesaid but shall extend to and continue in effect, but only if such nontermination and extension shall then be valid under applicable law, until such time as the same shall, under applicable law, cease to be valid.

          SECTION 8.2.  Termination at Option of Owner
Participant. The provisions of Section 8.1 hereof notwithstanding, this Agreement and the trusts created hereby shall terminate and the Trust Estate shall be distributed to the Owner Participant, and this Agreement shall be of no further force and effect, upon the election of the Owner Participant by notice to the Owner Trustee if such notice shall be accompanied by the written agreement of the Owner Participant assuming all the obligations of the Owner Trustee under or contemplated by the Facility Lease and each other Transaction Document to which the Owner Trustee is a party, and all other obligations of the Owner Trustee incurred by it as trustee hereunder. Such written agreement shall be satisfactory in form and substance to the Owner Trustee and shall release the Owner Trustee from all further obligations of the Owner Trustee hereunder and under the agreements and other instruments referred to in this Section.

          SECTION 8.3.  Action by Owner Trustee on
Termination. Upon termination pursuant to Section 8.1 or 8.2 hereof, the Owner Trustee shall, subject to the last sentence of
Section 6.1(a) hereof, take such action as may be requested by the Owner Participant to transfer the Trust Estate to the Owner Participant including, without limitation, execution of instruments of transfer or assignment with respect to any Transaction Documents to which the Owner Trustee is a party.


                           ARTICLE IX

           Successor Owner Trustees, Co-Owner Trustees and Separate Owner Trustees

          SECTION 9.1.  Resignation of Owner Trustee;
Appointment of Successor. (a) The Owner Trustee may resign at any time without cause by giving at least 60 days' prior written notice to the Owner Participant, the Indenture Trustee and the Lessee, such resignation to be effective upon the acceptance pursuant to Section 9.1(b) of the trusteeship by a successor Owner Trustee. In addition, the Owner Participant may at any time remove the Owner Trustee without cause by an instrument in writing delivered to the Owner Trustee and the Lessee, such removal to be effective upon the acceptance of appointment by a successor Owner Trustee under Section 9.1(b) hereof. In case of the resignation or removal of the Owner Trustee the Owner Participant may appoint a successor Owner Trustee by an instrument signed by the Owner Participant. If a successor Owner Trustee shall not have been appointed within 30 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee, the Indenture Trustee or the Owner Participant may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

          (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor Owner Trustee upon the trusts herein expressed.

          (c) Any successor Owner Trustee, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America and having a combined capital and surplus of at least $75,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms; provided, however, that the appointment of such bank or trust company as successor Owner Trustee shall not violate any provision of any law or regulation or create a relationship which would be in violation thereof, and all consents and approvals of, and filings and declarations with, any governmental authority which are necessary in connection with such appointment shall have been obtained or made and shall be in full force and effect.

          (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of Section 9.1(c) hereof, be the Owner Trustee under this Agreement without further act.

          SECTION 9.2. Co-Owner Trustees and Separate Owner Trustees. Whenever the Owner Trustee or the Owner Participant shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to make any claim or bring any suit with respect to the Trust Estate or the Facility Lease or any other Transaction Document, or the Owner Trustee or the Owner Participant shall be advised by counsel satisfactory to it that it is so necessary or prudent, the Owner Trustee and the Owner Participant shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to constitute another bank or trust company or one or more persons (and the Owner Trustee may appoint one or more of its officers) either as co-trustee or co-trustees jointly with the Owner Trustee of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such persons, in such capacity, such title to the Trust Estate or any part thereof, and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are satisfactory to the Owner Trustee and the Owner Participant. If any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights and duties of such co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Owner Trustee, without the appointment of a successor to such co-trustee or separate trustee. No appointment of, or action by, any additional trustee will relieve the Owner Trustee of any of its obligations under, or otherwise affect any of the terms of this Agreement or its obligations under the Transaction Documents. The foregoing notwithstanding, no appointment of, or action by, any additional trustee will relieve the Owner Trustee of any of its obligations under, or otherwise affect any of the terms of, the Indenture and the Loan Certificates, or affect the interests of the Indenture Trustee or any Holder.


                            ARTICLE X

                   Supplements and Amendments

          SECTION 10.1. Supplements and Amendments. At the written request of the Owner Participant this Agreement shall be amended by a written instrument signed by the Owner Trustee and the Owner Participant, but if in the opinion of the Owner Trustee any instrument required to be so executed adversely affects any right, duty or liability of, or immunity or indemnity in favor of, the Owner Trustee under this Agreement or any of the documents contemplated hereby to which the Owner Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the charter or by-laws of the Owner Trustee, the Transaction Documents or any other document contemplated hereby to which the Owner Trustee is a party, the Owner Trustee may in its sole discretion decline to execute such instrument; provided, however, that without the consent of the Indenture Trustee, no provision of this Trust Agreement shall be amended if such amendment would adversely affect the rights of the Indenture Trustee or the Holders as are provided in the Transaction Documents.


                           ARTICLE XI

                          Miscellaneous

          SECTION 11.1. No Legal Title to Trust Estate in Owner Participant. The Owner Participant shall not have title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to the Trust Estate or hereunder shall operate to terminate this Agreement or the trusts hereunder or entitle any successor or transferee of the Owner Participant to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

          SECTION 11.2. Sale of Trust Estate by Owner Trustee is Binding. Any sale or other conveyance of any of the Trust Estate or any interest therein by the Owner Trustee made pursuant to the terms of this Agreement, the Facility Lease or any other Transaction Document shall bind the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Owner Trustee and the Owner Participant in and to the Trust Estate. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

          SECTION 11.3.  Limitations on Rights of Others.
Nothing in this Agreement, whether express or implied, shall be construed to give to any person other than the Owner Trustee and the Owner Participant (and, where specifically noted that a right exists in favor of the Indenture Trustee, the Indenture Trustee) any legal or equitable right, remedy or claim under or in respect of this Agreement, any covenants, conditions or provisions contained herein or the Trust Estate.

          SECTION 11.4. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand or mailed by first class mail, postage prepaid and (a) if to the Owner Trustee, addressed to it at 777 Main Street, Hartford, Connecticut, 06115, Attention:
Corporate Trust Administration, or to such other address as the Owner Trustee may have set forth in a written notice to the Owner Participant, (b) if to the Owner Participant addressed to it at 1600 Summer Street, Stamford, Connecticut, 06905, Attention:
Vice President, Energy Project Operations, or in each case, to such other address as such Person shall have furnished by notice to the Owner Trustee and (c) if to the Indenture Trustee, addressed to it as set forth in the Participation Agreement. Whenever any notice in writing is required to be given by the Owner Trustee or the Owner Participant, such notice shall be deemed given and such requirement satisfied if such notice is mailed by first class mail, postage prepaid, addressed as provided above.

          SECTION 11.5. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.6.  Limitation on Owner Participant's
Liability. The Owner Participant shall not have any liability for the performance of the obligations of the Owner Trustee under this Agreement except as expressly set forth herein.

          SECTION 11.7.  Separate Counterparts.  This Agreement
may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.8. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns and the Owner Participant and its successors and, to the extent permitted by Section 11.9 hereof, its assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Owner Participant shall bind the successors and assigns of such Owner Participant.

          SECTION 11.9. Transfer of Interests. Subject to the provisions of the Participation Agreement, the Owner Participant may transfer, sell, assign or otherwise dispose of all or any part of its interest hereunder. In the event of any sale, transfer, assignment or other disposition of such interest (the entity to which such interest is sold, transferred, assigned or otherwise conveyed being hereinafter called the "Transferee"), the Transferee shall become a party to this Agreement and shall agree to be bound by all the terms of and shall undertake all or an appropriate part of the obligations of the Owner Participant contained in this Agreement in such manner as is satisfactory to the Owner Trustee. No such sale, transfer, assignment or other disposition shall violate any provision of law or regulation or create a relationship which would be in violation thereof. The Owner Trustee shall not be on notice of or otherwise bound by any such sale, transfer, assignment or other disposition unless and until it shall have received an executed counterpart of the instrument of such sale, transfer, assignment or other disposition and such evidence that the same is in accordance with this Section 11.9 as the Owner Trustee shall reasonably require. Upon any such disposition to a Transferee as above provided, such Transferee shall be deemed an "Owner Participant" for all purposes hereof, and shall be deemed to have made all or an appropriate part of the payments previously made by its predecessor Owner Participant and to have acquired an appropriate interest in the Trust Estate, and each reference herein to the Owner Participant shall thereafter be deemed to refer to, or to include, as the case may be, such Transferee.

          SECTION 11.10. Headings; No Implied Waiver. The headings of the various Articles and Sections herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Section 10.1; and any such waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

          SECTION 11.11.  Governing Law.  This Agreement shall in
all respects be governed by, and construed in accordance with, the internal laws of the State of Connecticut without regard to the conflict of laws principles thereof.

          SECTION 11.12. Performance by Owner Participant. Any obligation of the Owner Trustee hereunder or under the Facility Lease or any other Transaction Document may be performed by the Owner Participant, and any performance shall not be construed as a revocation of the trusts created hereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                   GENERAL ELECTRIC CAPITAL
                                     CORPORATION, as Owner
                                     Participant


                                   By:_________________________
                                      Title:


                                   FLEET NATIONAL BANK, as
                                     Owner Trustee


                                   By:  /s/ Kathy A. Larimore
                                      Title:  Assistant Vice President